AMENDED EXHIBIT A
                                       TO
                      THE ADVISORS' INNER CIRCLE FUND III
                           SHAREHOLDER SERVICES PLAN
                            DATED SEPTEMBER 15, 2016

                            SHAREHOLDER SERVICE FEES

------------------------------------------------------------------------------------------------------------------------------------
              FUND                                           CLASS OF SHARES                 MAXIMUM SHAREHOLDER SERVICE FEE
------------------------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                          Investor Class Shares                          0.25%
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NorthPointe Large Cap Value Fund                          Investor Class Shares                          0.25%
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Rothschild Larch Lane Alternatives Fund                   Investor Class Shares                          0.10%
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Logan Circle Partners Core Plus Fund                      R Class Shares                                 0.25%
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Logan Circle Partners Multi-Sector Fixed Income Fund      R Class Shares                                 0.25%
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Knights of Columbus Core Bond Fund                        Class S Shares                                 0.20%
                                                          --------------
                                                          Investor Shares
------------------------------------------------------------------------------------------------------------------------------------
Knights of Columbus Limited Duration Bond Fund            Class S Shares                                 0.20%
                                                          --------------
                                                          Investor Shares
------------------------------------------------------------------------------------------------------------------------------------
Knights of Columbus Large Cap Growth Fund                 Class S Shares                                 0.20%
                                                          ----------------
                                                          Investor Shares
------------------------------------------------------------------------------------------------------------------------------------
Knights of Columbus Large Cap Value Fund                  Class S Shares                                 0.20%
                                                          ---------------
                                                          Investor Shares
------------------------------------------------------------------------------------------------------------------------------------
Knights of Columbus Small Cap Equity Fund                 Class S Shares                                 0.20%
                                                          ---------------
                                                          Investor Shares
------------------------------------------------------------------------------------------------------------------------------------
Knights of Columbus International Equity Fund             Class S Shares                                 0.20%
                                                          ---------------
                                                          Investor Shares
------------------------------------------------------------------------------------------------------------------------------------
PineBridge Dynamic Asset Allocation Fund                  Investor Servicing Shares                      0.15%
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SGA International Equity Fund                             Investor Shares                                0.25%
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SGA International Equity Plus Fund                        Investor Shares                                0.25%
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SGA International Small Cap Equity Fund                   Investor Shares                                0.25%
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SGA Global Equity Fund                                    Investor Shares                                0.25%
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RWC Global Emerging Equity Fund                           Class N Shares                                 0.15%
                                                          --------------
                                                          Class I Shares
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



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